SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2007

POINT THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (0-19410)

(State or Other Jurisdiction (Commission File Number) of Incorporation)

70 WALNUT STREET, WELLESLEY HILLS, MA 02481

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (781) 239-7502

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 9, 2007, Point Therapeutics, Inc. (“Point”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with a privately held development-stage pharmaceutical company, Dara BioSciences, Inc. (“DARA”).

Pursuant to the Merger Agreement, DARA will merge with DP Acquisition Corporation, a subsidiary of Point, with DARA surviving as a wholly-owned subsidiary of Point (the “Merger”). DARA stockholders will receive shares of common stock of Point representing 96.4% of the combined company, which will change its name to DARA BioSciences, Inc. and be based in Raleigh, North Carolina. The acquisition is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code and is expected to close in the first quarter of 2008.

The description of the Merger and related transactions in this report and in the press release are qualified in their entirety by reference to the copies of the Merger Agreement and the Loan and Security Agreement, which are filed as exhibits to this report.

The Merger is subject to the approval of DARA’s stockholders and the issuance of Point common stock to DARA stockholders is subject to the approval of Point’s stockholders.

The executive officers and directors of DARA and the directors and former executive officers of Point have executed agreements pursuant to which they have agreed to vote the shares beneficially owned by them in favor of the Merger and the related transactions.

A copy of the Merger Agreement, the Loan and Security Agreement and the related Note (as described in Item 2.03), as well as a copy of the press release issued on October 10, 2007, are attached as Exhibits to this report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On October 9, 2007, Point entered into a Loan and Security Agreement (the “Loan Agreement”) with DARA. The Loan Agreement provides for a credit facility under which Point may request cash advances from DARA, in a total aggregate amount of up to $400,000, to be used for professional and other fees and expenses and other transaction costs incurred by Point in connection with the proposed Merger referred to in Item 1.01.

The Loan Agreement provides that Point’s debt obligation under the Loan Agreement will be forgiven in its entirety upon the consummation of the Merger. If the Merger is not consummated, the Loan Agreement requires Point to repay the full amounts actually borrowed under the credit facility on the earlier of (i) the commencement of bankruptcy proceedings against Point, (ii) termination of the Merger Agreement pursuant to Sections 9.1(a)-(b), (d)-(f), (h) or (j)-(l) thereof, other than as a result of DARA’s failure to fulfill its obligations thereunder, or (iii) March 31, 2008. Borrowings under the credit facility bear interest at 5%. All of Point’s assets are pledged as collateral for any borrowings under the Loan Agreement. The Loan Agreement contains various affirmative and negative covenants, including prohibitions on sales of assets and certain other corporate transactions.

Forward-Looking Statements

This report contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include receipt of stockholder and regulatory approvals and other risks that the transaction might not close, integration of the two companies, risks related to the potential lack of a liquid market for the company’s stock, reliance on key employees, risks of testing of drug candidates for proof of principle, risks of regulatory review and clinical trials, competition, market acceptance for approved products, if any, and intellectual property risks.

Where to Find Additional Information

In connection with the Merger, Point intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. INVESTORS AND SECURITY HOLDERS OF DARA AND POINT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DARA, POINT AND THE MERGER. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Point with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Point by directing a request to: Point Therapeutics, Inc., 70 Walnut Street, Wellesley Hills, MA 02481, Attention: Investor Relations.

Participation in the Merger Solicitation

Point and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Point in favor of the Merger. Information about the executive officers and directors of Point and their ownership of Point common stock is set forth in Point’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2007. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of DARA, Point and their respective executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Dara Biosciences, Inc., Point Therapeutics, Inc. and DP Acquisition Corp. dated as of October 9, 2007.

10.1	Loan and Security Agreement by and between Point Therapeutics, Inc. and Dara Biosciences, Inc. dated as of October 9, 2007.

10.2	Note issued by Point Therapeutics, Inc. to Dara Biosciences, Inc. dated as of October 9, 2007.

10.3	Form of Voting Agreement.

99.1	Press release dated October 10, 2007 issued by Point Therapeutics, Inc. regarding the execution of the Agreement and Plan of Merger with Dara BioSciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.

October 10, 2007	By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Secretary

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Dara Biosciences, Inc., Point Therapeutics, Inc. and DP Acquisition Corp. dated as of October 9, 2007.

10.1	Loan and Security Agreement by and between Point Therapeutics, Inc. and Dara Biosciences, Inc. dated as of October 9, 2007.

10.2	Note issued by Point Therapeutics, Inc. to Dara Biosciences, Inc. dated as of October 9, 2007.

10.3	Form of Voting Agreement.

99.1	Press release dated October 10, 2007 issued by Point Therapeutics, Inc. regarding the execution of the Agreement and Plan of Merger with Dara BioSciences, Inc.